Exhibit 10.01

Execution Version

FIRST AMENDMENT TO
VOTING AND SUPPORT AGREEMENT

This First Amendment (this “Amendment”) to the Voting and Support Agreement by and among EQT Corporation, a Pennsylvania corporation (“Parent”) and the undersigned signatories set forth on the signature pages hereto under the heading “Company Stockholders” (collectively, the “Company Stockholders” and together with Parent, the “Parties”) is entered into effective as of October 9, 2017 in accordance with the terms of the Voting and Support Agreement by and among the Parties, dated June 19, 2017 (the “Voting Agreement”). Terms used and not defined herein shall have the meanings assigned thereto in the Voting Agreement.
RECITALS:
WHEREAS, the Parties previously entered into the Voting Agreement.
WHEREAS, on September 28, 2017 Rice Energy Holdings LLC, a Delaware limited liability company which is one of the Parties (“Holdings”), in accordance with its Amended and Restated Limited Liability Company Agreement, made a pro rata distribution of 2,118,422 shares of Company Common Stock to its members holding incentive units (the “Distribution”).
WHEREAS, the Parties desire to amend the Voting Agreement as more fully set forth herein to reflect the change in the number of shares of Company Common Stock held by Holdings following the Distribution.
NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth below and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, do hereby agree as follows:
1.Schedule A to the Voting Agreement is hereby replaced with the revised Schedule A included as Appendix 1 herewith.
2.This Amendment will be binding upon, and will inure to the benefit of, the Parties and all other parties to the Voting Agreement and their respective successors and assigns.
3.Except as hereby amended, the Voting Agreement shall remain in full force and effect.
4.This Amendment and the Agreement constitute the full and entire understanding and agreement between the Parties with regard to the subjects hereof and thereof.
5.This Amendment will be governed by, and construed and enforced in accordance with, the laws of the State of Delaware, without giving effect to any choice of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any other jurisdiction.

6.This Amendment may be signed by facsimile or other electronic means (including PDF) and in one or more counterparts, each of which shall be deemed an original and all of which shall constitute a single instrument.
[Signature Pages Follow]

IN WITNESS WHEREOF, the Parties have duly executed this Agreement by their authorized representatives as of the date first above written.
EQT CORPORATION

By: /s/ Robert J. McNally
Name: Robert J. McNally
Title: Senior Vice President and Chief Financial Officer

SIGNATURE PAGE TO
FIRST AMENDMENT TO VOTING AGREEMENT

RICE ENERGY 2016 IRREVOCABLE TRUST

By: /s/ Andrew L. Share
Name: Andrew L. Share
Title: Trustee

RICE ENERGY HOLDINGS LLC

By: /s/ William E. Jordan
Name: William E. Jordan
Title: Attorney-in-Fact

/s/ Daniel J. Rice III

Daniel J. Rice III

/s/ Daniel J. Rice IV

Daniel J. Rice IV

/s/ Derek A. Rice

Derek A. Rice

/s/ Toby Z. Rice

Toby Z. Rice

SIGNATURE PAGE TO
FIRST AMENDMENT TO VOTING AGREEMENT

APPENDIX 1
TO
FIRST AMENDMENT TO VOTING AGREEMENT

Revised Schedule A

Company Stockholder	Number of Shares of Company Common Stock Beneficially Owned	Number of Shares of Company Common Stock Owned of Record
Rice Energy 2016 Irrevocable Trust	31,688,619	29,800,000
Rice Energy Holdings LLC	31,688,619	1,888,619
Daniel J. Rice III	2,556,844	2,556,844
Daniel J. Rice IV	399,921	399,921
Derek A. Rice	399,921	399,921
Toby Z. Rice	483,952	286,025

APPENDIX 1 TO
FIRST AMENDMENT TO VOTING AGREEMENT